UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2017

ENVIROSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14757	11-2014231
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 754-4551

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2017, Robert Lazar was appointed Chief Accounting Officer and Vice President of Finance of EnviroStar, Inc. (the “Company”). Mr. Lazar, age 52, previously served as Chief Accounting Officer and Vice President of Finance for Steiner Leisure Limited, a provider of spa services and manufacturer and distributor of cosmetics, where he was employed since 2000. Prior to joining Steiner Leisure Limited, Mr. Lazar worked in various capacities at Arthur Andersen LLP, including as Senior Manager from 1995 to 2000. Mr. Lazar will receive an initial annual base salary of $175,000 from the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROSTAR, INC.

Date: January 4, 2017
	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato,
Chief Financial Officer and Treasurer